Filed pursuant to Rule 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Small-Mid Cap Value Fund

AMG River Road Small Cap Value Fund

Supplement dated January 20, 2023 to the Prospectus and Statement of Additional Information, each dated March 1, 2022

The following information supplements and supersedes any information to the contrary relating to AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series of AMG Funds IV, contained in the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of March 31, 2023 (the “Effective Date”), James C. Shircliff, CFA will no longer serve as a portfolio manager of the Funds. Effective upon the Effective Date, J. Justin Akin and R. Andrew Beck will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of each Fund. Accordingly, as of the Effective Date, all references to and information relating to Mr. Shircliff in the Prospectus and SAI are deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Akin and Beck.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE